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                                    EXHIBITS


          5.   Exhibit 11.0   Statement Re: computation of per share earnings
                              (loss)
                                                                      Year
                                                                     ended
Primary                                                           Dec. 31,1996
                                                                 --------------
         Average shares outstanding                                  3,680,575
         Net effect of dilutive stock options
              based on the treasury stock method
              using the average market price                               658
                                                                 --------------
         Total                                                       3,681,233
                                                                 ==============
         Net loss                                                   ($691,495)
                                                                 ==============
         Per share amount                                              ($0.19)
                                                                 ==============


Fully-diluted
         Average shares outstanding                                  3,680,575
         Net effect of dilutive stock options
              based on the treasury stock method using the
              market price at end of period or the average
              market price, whichever is higher                            658
                                                                 --------------
         Total                                                       3,681,233
                                                                 ==============
         Net loss                                                    ($691,495)
                                                                 ==============
         Per share amount                                               ($0.19)
                                                                 ==============

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